EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Tetraphase Pharmaceuticals, Inc. (the “Company”) for the fiscal year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Christopher Watt, Senior Vice President, Finance of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to his knowledge on the date hereof:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2017

/s/ Christopher Watt
Christopher Watt
Senior Vice President, Finance